                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) April 17, 1996

                           ALCO STANDARD CORPORATION

                         ____________________________
            (Exact name of registrant as specified in its charter)




      OHIO                      File No. 1-5964                 23-0334400
- ----------------                ---------------                ------------
(State or other                 (Commission File               (IRS Employer
 jurisdiction of                Number)                        Identification
 incorporation)                                                Number)



          P.O. Box 834, Valley Forge, Pennsylvania             19482
         ------------------------------------------          ---------


      Registrant's telephone number, including area code: (610) 296-8000
                                                          --------------



                                Not Applicable
                         ----------------------------
         (Former name or former address, if changed since last report)
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Item 5.   Other Events.
          ------------

          On April 17, 1996, the Registrant announced its second quarter results and reported its intention to structure the businesses of IKON Business Solutions and Unisource under separate ownership.





Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
          ------------------------------------------------------------------

          (c)  Exhibits.
               --------

               Press Release dated April 17, 1996
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                                   SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   ALCO STANDARD CORPORATION



                                   By: /s/ Michael J. Dillon
                                       -------------------------
                                           Michael J. Dillon
                                           Vice President and Controller



Dated: April 17, 1996
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                               Index to Exhibit
                               ----------------



     (28)  Press Release Dated April 17, 1996